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------------------------                              --------------------------
CUSIP No. 751567108                   13G                    Page 22 of 23 Pages
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                                                                    Exhibit 99.1
                                                                    ------------

                                    AGREEMENT

                  Pursuant to Rule 13d-1(k)(1) promulgated pursuant to the Securities Exchange Act of 1934, as amended, the undersigned agree that the attached Schedule 13G is being filed on behalf of each of the undersigned.

February 14, 2002                       VENROCK ASSOCIATES


                                        By:      /s/ Anthony B. Evnin
                                                 -----------------------------
                                                 Anthony B. Evnin
                                                 General Partner

February 14, 2002                       VENROCK ASSOCIATES II, L.P.


                                        By:      /s/ Anthony B. Evnin
                                                 -----------------------------
                                                 Anthony B. Evnin
                                                 General Partner

February 14, 2002                      GENERAL PARTNERS


                                                       *
                                       --------------------------------------
                                       Michael C. Brooks

                                                       *
                                       --------------------------------------
                                       Joseph E. Casey

                                                       *
                                       --------------------------------------
                                       Eric S. Copeland

                                                       *
                                       --------------------------------------
                                       Anthony B. Evnin

                                                       *
                                       --------------------------------------
                                       Thomas R. Frederick

                                                       *
                                       --------------------------------------
                                       David R. Hathaway

                                                       *
                                       --------------------------------------
                                       Patrick F. Latterell

                                                       *
                                       --------------------------------------
                                       Ted H. McCourtney

                                                       *
                                       --------------------------------------
                                       Ray A. Rothrock

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------------------------                              --------------------------
CUSIP No. 751567108                   13G                    Page 23 of 23 Pages
          ---------
------------------------                              --------------------------


                                                       *
                                       --------------------------------------
                                       Kimberley A. Rummelsburg

                                                       *
                                       --------------------------------------
                                       Anthony Sun

                                                       *
                                       --------------------------------------
                                       Michael F. Tyrrell


* By: /s/ Anthony B. Evnin
     -------------------------------
      Anthony B. Evnin
      Attorney-in-Fact